LEASE

     This lease is made this first day of September 1998, by and between Hammond Square, Ltd. (hereinafter referred to as "Landlord") and Delta Woodside
Industries,  Inc.  (hereinafter  referred  to  as  "Tenant").

                                    SECTION 1
                                   DEFINITIONS

     1.1  Regime.     The  term  "Regime"  means  all  that certain land and all
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buildings,  improvements,  equipment  and  facilities  erected  thereon known as
HAMMOND  SQUARE  HORIZONTAL  PROPERTY  REGIME,  located  in  Greenville,  South
Carolina.

     1.2  Master  Deed.      The  term  "Master  Deed"  means the Declaration of
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Condominium  establishing  Hammond  Square  Horizontal  Property  Regime and the
by-laws  of  the  Association  as  the  same  may  be amended from time to time.

     1.3  Association.     The  term  "Association" means the entity responsible
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for  the  operation of the condominium regime, Hammond Square Condominium Owners
Association,  a  non-profit  unincorporated  association.

     1.4  Lease  Year.     The  first  lease  year  shall consist of twelve (12)
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consecutive  full  calendar months plus the partial month, if any, caused by the
Commencement Date (as defined in Section 2.2) falling on other than the first day of a calendar month. Each succeeding lease year shall be for a period of twelve (12) full calendar months.

     1.5  Common  Areas.     The  term  "Common  Areas"  means  those  areas,
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facilities,  utilities,  improvements, equipment and installations in the Regime which are from time to time designated for the nonexclusive use or benefit of other owners or tenants, their employees, agents, customers, licensees and invitees, and including Common Elements and Commercial Common Elements designated in the Master Deed.

                                    SECTION 2
                           DEMISE OF PREMISES AND TERM

     2.1  Lease.     Landlord  hereby leases and demises to Tenant those certain
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Premises  crosshatched  in  red on the Floor Plan attached hereto as Exhibit "A"
and by this reference made a part hereof, containing approximately 9,662 square feet (hereinafter referred to as the "Premises") together with all rights to use the Common Areas which are associated with or appurtenant to the ownership under the Master Deed, subject to such reasonable rules and regulations as Landlord shall adopt. If the Tenant shall perform the obligations set forth herein, the Tenant shall have and enjoy, during the entire term hereof, the peaceful, quiet and undisturbed possession of the premises.

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     2.2  Commencement  and Expiration Dates of Term.     The term of this Lease
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and  Tenant's  obligation  to  pay rent hereunder shall commence on September 1,
1998. The term shall end, unless sooner terminated as hereinafter provided, on the last day of the fifth (5th) consecutive lease year following the Commencement Date.

     2.3  Tenant Estoppel Certificate.     The parties agree that, promptly upon
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the  establishment  of  the  Commencement  Date, they will execute a stipulation acknowledging said date which shall be attached to this Lease and made a part hereof. In addition, within ten (10) days after written request by landlord or to such other party as may be designated by Landlord, a certificate stating that this Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as indicated in such certificate; that all conditions and agreements hereunder to be performed by Landlord have been satisfied or performed, except as set forth in said certificate; that Tenant is not in default in the payment of rent or any of the other obligations required of Tenant hereunder; and that Tenant has paid Minimum Rent and any Additional Rent set forth hereunder as of the date set forth in the certificate.

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                                    SECTION 3
                                      RENT

     3.1  Minimum  Rent.     During  the  initial  lease  year, Tenant shall pay
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$13.00  per  square foot for the 9,662 square feet being leased, or $125,606 per year, in equal monthly installments. Monthly installments of minimum rent shall be paid in advance on the first day of each calendar month, without demand, deduction of set off. In addition, Tenant shall pay monthly to Landlord, the parking fees charged by the City of Greenville for usage of the Mall 200 parking. The amount shall be the number of spaces multiplied by the rate per space charged by The City.

     The  rental  rate  in  subsequent  years  will  be  as  follows:

          Year  2          $13.50/Sq.  Ft.
          Year  3          $14.00/Sq.  Ft.
          Year  4          $14.50/Sq.  Ft.
          Year  5          $15.00/Sq.  Ft.

     3.2  Operating  Costs.     The  Tenant  shall  pay  to Landlord its prorata
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share  of any special or extraordinary assessments which may be assessed against the Premises pursuant to the provisions of the Master Deed, such prorata share being determined by a fraction, the numerator of which is the number of years remaining in the term of this lease and the denominator of which is the useful life, in years, of the improvement or repair for which the assessment was levied.

     3.3  Common  Area  Control/Right  of  Relocation.     Landlord  and/or  the
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Association  shall  have  the  right  at all times, in their sole discretion, to change the size, location, elevation, nature and/or use of any portion of all the Common Areas, the Regime or any part thereof as they may from time to time determine, including the right to change the size thereof, to change the location and size of the landscaping and buildings on the site, and to make additions to, subtractions from or rearrangements of said buildings; provided that no such change shall materially adversely affect the Premises or Tenant's use thereof.

                                    SECTION 4
                                      USAGE

     4.1  Use.     Tenant  shall use, occupy and operate the Premises solely for
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the  purpose  of  business  offices and for no other purpose whatsoever.  Tenant shall not, without Landlord's prior written consent, keep anything within the Premises, or use the Premises for any purpose (other than use as business offices) which increases the insurance premium cost or invalidates any insurance policy carried on the Premises and Tenant shall pay as rent the amount of any such increase promptly upon demand by Landlord.

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     4.2  Rules  and Regulations.     Tenant shall observe faithfully and comply
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strictly  with  the Rules and Regulations attached hereto and made a part hereof by this reference, and with all other Rules and Regulations that Landlord may from time to time reasonably adopt or that may reasonably be established by the Association for the safety, operation, care and cleanliness of the Regime or the preservation of good order therein. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations, or for the breach of any covenant or condition in any lease, by any other owner (other than Landlord) or tenant in the Regime.

                                    SECTION 5
                       ALTERATION, REPAIR AND MAINTENANCE

     5.1  Alterations  by  Tenant.     Except  for  Tenant  improvements  to  be
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constructed pursuant to Section 15.20 (a), Tenant shall not make any alterations to (including but not limited to alterations to the exterior, the storefront, signs and/or utility lines or systems within or serving the Premises) not secure any fixture or apparatus to the Premises without Landlord's prior written approval, which approval shall not be unreasonably withheld, and Tenant shall promptly remove upon order from Landlord any decoration or alteration made or installed upon the Premises without Landlord's written consent, which consent shall not be unreasonably withheld. All alterations, fixtures, betterments and improvements made to or installed upon the Premises shall remain upon the Premises, and shall become Landlord's property upon the expiration or earlier termination of this Lease unless Landlord shall require Tenant to restore the Premises to its original condition.

     5.2  Repairs by Tenant.     The Association (or Landlord if the Association
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shall  fail to do so) shall keep the structural portions of the Premises and the
Common Area of the Regime, as applicable, in reasonable repair, provided that Tenant shall give Landlord or the Association written notice of the necessity for such repair as same affects the Premises. Tenant shall keep the interior of the Premises , together with the storefront and all doors and windows of the Premises, and all electrical, plumbing, and sprinkler systems located within the Premises, and any other mechanical installations located within the Premises, in reasonably good working order and repair, at its expense. Tenant shall also keep in reasonably good working order and repair the heating, ventilating and air conditioning systems that separately serve the Premises, whether such systems are located within the Premises or on the roof or at other locations within the building or the regime property. It is understood and agreed that Tenant shall be responsible for all maintenance and repair of the Premises except that which is the responsibility of the Association under the Master Deed. Tenant agrees to employ a suitable contractor approved by Landlord, which approval shall not be unreasonably withheld, to perform Tenant's obligations for maintenance of the heating, cooling and ventilating units serving the Premises, including at least annual inspections and cleaning , if necessary, of the system together with such servicing as each such inspection discloses as being

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reasonably  necessary  or  as  shall be reasonably required by Landlord.  Tenant shall promptly repair, at its expense, any damage to the Premises caused by bringing into the Premises any property for Tenant's use, or by the installation or removal of such property regardless of fault or by whom such damage may be caused, unless caused solely by the affirmative acts of negligence of Landlord, its agents or employees. In the event Tenant fails to make such repairs, Landlord may, at its option, but need not, make same and Tenant agrees to pay Landlord as additional rent the reasonable cost thereof promptly upon demand by Landlord. Tenant shall not overload the floor slab, electric wiring or utilities serving the Premises and shall install at Tenant's sole expense, after first obtaining Landlord's written approval, which approval shall not be unreasonably withheld, any additional electric wiring that may reasonably be required in connection with Tenant's apparatus, equipment or fixtures.

     5.3  Liens.     Tenant  hereby indemnifies Landlord against, and shall keep
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the  Premises  and  the  Regime free from liens for any work performed, material furnished, or obligations incurred by the Tenant. Should liens or claims be filed against the Premises or the Regime by reason of Tenant's acts or omissions, Tenant shall cause same to be discharged by bond or otherwise within fifteen (15) days after filing.

     5.4  Signs  and  Displays.     Tenant  shall  not  place or have placed and
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maintained  on  or  within  the Premises any sign, awning or advertising visible from the exterior of the Premises not first approved in writing by Landlord, which approval shall not be unreasonably withheld. Landlord shall have the exclusive right to use the roof and Tenant shall not affix any sign or aerial to the roof of the Premises.

                                    SECTION 6
                       DAMAGE, DESTRUCTION OR CONDEMNATION

     6.1  Casualty.     Except as otherwise provided herein, if the Premises are
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damaged  by  fire  or  other  insured  casualty, the damage shall be repaired by
Landlord or the Association to the extent of the insurance proceeds available therefor and the extent to which the Association is otherwise required to repair pursuant to the Master Deed. Tenant shall restore Tenant's improvements thereto to the extent of the insurance proceeds therefor immediately upon the completion of Landlord's work or simultaneously with such work to the extent practicable. Until repairs to the Premises are completed by the Association or Landlord, Rentals shall be abated in proportion to the part of the Premises, if any, which is unusable by Tenant in the conduct of its business, but if the damage is due to the fault or neglect of Tenant or its employees, agents or invitees, there shall be no abatement of rent. In the event that the Premises or other portions of the Regime are damaged to the extent that the Association, pursuant to the terms of the Master Deed, is not obligated to repair or restore the damage and the condominium owners do not elect to repair or restore, then this lease shall be terminated as of the date of such damage.

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     If  the  Association  and Landlord should elect or be obligated pursuant to this Section 6.1 to repair or rebuild because of any damage or destruction, their obligation shall be limited to the basic building and any other work or improvements which may have been originally performed or installed at Landlord's or Association's expense. If the cost of performing Landlord's or Association's obligation exceeds the actual proceeds of insurance paid or payable to Landlord or the Association on account of such casualty, together with any contribution which might be required of the Association or unit owners pursuant to the Master Deed, Landlord may terminate this Lease unless Tenant, within fifteen (15) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of insurance available for such purpose. Provided that Landlord or the Association shall fulfill its repair obligations, Tenant shall replace all work and improvements originally installed or performed by Tenant at its expense to the extent of the insurance proceeds therefor.

     Upon  the  termination  of  this  Lease  pursuant to the provisions of this
Section 6.1, the parties shall be released thereby without further obligations to the other party coincident with the surrender of possession of the Premises to Landlord, except for items which have theretofore accrued and be then unpaid. In the event of such termination, all of Tenant's insurance proceeds covering Tenant's leasehold improvements in excess of the book value (net of amortization) to Tenant of such improvements, but excluding proceeds for trade fixtures, merchandise, signs and other personal property, shall be disbursed and paid to Landlord. Any security deposit paid by Tenant shall be refunded to Tenant.

     6.2  Condemnation.     If  the whole of the Premises, or so much thereof as
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to  render the balance unusable by Tenant, shall be taken under power of eminent domain, or otherwise transferred in lieu thereof, or if so much of the Regime is taken that the Regime is not restored, then this Lease shall automatically terminate as of the date possession is taken by the condemning authority. In the event of a total or partial taking, Landlord agrees to pay to Tenant, from the award allocable to the Premises, a sum equal to the book value (net of depreciation) of Tenant's improvements which are taken or rendered unusable. In addition, in the event of a total taking, there shall be subtracted from the award allocable to the Premises (a) all indebtedness of Landlord allocable to the Premises and (b) the book value of the Tenant's improvements. The remaining balance, if any, shall be divided between Landlord and Tenant as their respective interests would have appeared prior to any deduction from the award. Except for payment of the book value of improvements referred to above, there shall be no apportionment in the event of a partial taking which does not result in termination of this lease but Rent shall be apportioned according to the part of the Premises remaining usable by Tenant.

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                                    SECTION 7
                                    UTILITIES

     7.1  Payment.     Tenant  shall  promptly pay all charges for utilities and
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other  services  furnished to the Premises whether by Landlord or the applicable utility Company. Landlord shall not be liable for any interruptions or curtailment in utility services due to causes beyond the control of Landlord or, unless avoidable by the exercise of due care by Landlord, due to alteration, repair or improvement of the Premises or the Regime.

     7.2  Utilities.     Landlord  and  the  Association shall have the right to
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run  utility  lines,  pipes,  roof  drainage  pipes,  conduit, wire, ductwork or sprinkler systems where necessary, through, in or beneath the Premises and to maintain the same in a manner which does not unduly interfere with Tenant's use thereof.

                                    SECTION 8
                                 INDEMNIFICATION

     Tenant hereby agrees to indemnify and hold Landlord harmless from any and all claims, damages, liabilities or expenses (not covered by insurance payable to Landlord) arising out of (a) Tenant's use of the Premises or the Common Area of the Regime, (b) any and all claims arising from any breach or default in the performance of any obligation hereunder of Tenant, (c) any act, omission or negligence of Tenant, its agents or employees. Tenant further releases Landlord and the Association from liability for any damages sustained by Tenant or any other person claiming by, through or under Tenant due to the Premises, the Common Area, or any part thereof or any appurtenances thereto becoming out of repair, or due to the happening of any accident, including but not limited to any damage caused by water, snow, windstorm, tornado, gas, steam, electrical wiring, sprinkler system, plumbing, heating and air conditioning apparatus and from any acts or omissions of owners or other tenants within the Regime, except, in all cases, to the extent such damages are caused by Landlord's or Association's negligence. Landlord shall not be liable for any damage to or loss of Tenant's personal property, inventory, fixtures or improvements, from any cause whatsoever except the negligence of Landlord, and then only to the extent not covered by insurance to be obtained by Tenant in accordance with
Section 10 hereof. Except for matters released by Tenant hereinabove, Landlord agrees to indemnify and hold Tenant harmless from any and all claims, damages, liabilities or expenses, not covered by insurance, arising from any default by Landlord under this lease or from the portion of any claim against Tenant by third parties resulting from the negligence of Landlord.

                                    SECTION 9
                                    INSURANCE

     Tenant shall maintain at its sole expense during the term hereof, public liability insurance covering the Premises in an amount of $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury and/or death to any number of persons in any one accident and property damage insurance in an amount of $1,000,000.00 in companies reasonably satisfactory to Landlord in the

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joint  names  of  Landlord and Tenant.  Tenant shall also keep in force fire and extended coverage insurance for the full replacement value of Tenant's improvements and Tenant's property located in the Premises, including personal property. If available at reasonable cost, Tenant will cause such insurance policies to name Landlord as an additional insured and to be written so as to provide that the insurer waives all right of recovery by way of subrogation against Landlord in connection with any loss or damage covered by the policy. In addition, Tenant shall keep in force workman's compensation or similar insurance to the extent required by law. Tenant shall deliver said policies or certificates thereof to Landlord within ten (10) days of the commencement of the term. Should Tenant fail to effect the insurance called for herein, Landlord may, at its sole option, procure said insurance and pay the requisite premiums, in which event, Tenant shall pay all sums so expended to Landlord, as additional rent following invoice. To the extent such endorsement is obtainable at reasonable cost, each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument furnished to Landlord that it will give Landlord fifteen (15) days prior written notice before the policy or policies in question shall be altered or canceled. Landlord agrees to use its best efforts to see that all insurance to be carried by the Association pursuant to the Master Deed is continually maintained and that such insurance provides that the insurer waives all rights of recovery by way of subrogation against Tenant.

                                   SECTION 10
                              REMEDIES OF LANDLORD

     10.1  Default.     In  the  event  that  Tenant (a) fails to pay all or any
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portion  of  any sum due from Tenant hereunder or pursuant to any exhibit hereto within five (5) days following notice, (b) fails to cease al all conduct prohibited hereby immediately upon receipt of written notice from Landlord, (c) fails to take actions in accordance with the provisions of written notice from Landlord to remedy Tenant's failure to perform any of the terms, covenants and conditions hereof; (d) commits an act in violation of this Lease which Landlord has previously notified Tenant to cease more than once in any year; (e) becomes bankrupt, insolvent or files any debtor proceeding, makes any petition of bankruptcy; takes action for the appointment of a receiver for all or a portion of Tenant's assets, files a petition for a corporate reorganization by reason of insolvency; or makes an assignment for the benefit of creditors (any or all of the occurrences in this said Section 10.1 (f) shall be deemed a default on account of bankruptcy for the purposes hereof and such default on account of bankruptcy shall apply to and include any Guarantor of this Lease; (f) commits waste to the Premises; or (g) is otherwise in breach of Tenant's obligations hereunder and shall not have cured same within ten (10) days following written notice from Landlord; then Tenant shall be in default hereunder and Landlord may, at its option and without further notice to Tenant, terminate Tenant's right to possession of the Premises and without terminating this Lease re-enter and resume possession of the Premises and/or declare this Lease terminated, and may thereupon in either event remove all persons and property from the Premises, with or without resort to process of any court, either by force or otherwise. Provided, however, that with respect to any non-monetary default mentioned in Items 10.1(c) - (g) herein the period for curing such default shall be extended

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to  thirty  (30)  days  provided  Tenant  is diligently attempting to cure same.
Notwithstanding such re-entry by Landlord, Tenant hereby indemnifies and holds Landlord harmless from any and all loss or damage which Tenant may incur by reason of the termination of this Lease and/or Tenant's right to possession hereunder pursuant to this Section 10.1. In no event shall Landlord's termination of this Lease and/or Tenant's right to possession of the Premises abrogate Tenant's agreement to pay rent and additional charges due hereunder for the full term hereof. Following re-entry of the Premises by Landlord, Tenant shall continue to pay all such rent and additional charges as same become due under the terms of this Lease, together with all other reasonable expenses incurred by Landlord in regaining possession until such time, if any, as Landlord relates same and the Premises are occupied by such successor. Landlord agrees to use reasonable efforts to relet the premises. Upon reletting, sums received from such new lessee by Landlord shall be applied first to payment of reasonable costs incident to reletting; any excess shall then be applied to any indebtedness to Landlord from Tenant other than for Minimum Rent; and any excess shall then be applied against the deficiency between all amounts to be received hereunder and sums received by Landlord on reletting, which deficiency Tenant shall pay to Landlord in full, within five (5) days of notice of same from Landlord. Tenant shall have no right to any proceeds of reletting that remain following application of same in the manner set forth herein.

     10.2  Cumulative  Remedies.     The  various  rights  and  remedies  herein
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granted  to  Landlord shall be cumulative and in addition to any others Landlord may be entitled to by law or in equity, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy. In all events, Landlord shall have the right upon notice to Tenant to cure any breach by Tenant at Tenant's sole cost and expense, and Tenant shall reimburse Landlord for such expense upon demand.

     10.3  Bankruptcy.   If  Landlord  shall  not be permitted to terminate this
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Lease  as  hereinabove  provided  because  of  the provisions of Title 11 of the
United States Code relating to Bankruptcy, as amended ("Bankruptcy Code"), then Tenant as a debtor in possession of any trustee for Tenant agrees promptly, within no more than fifteen (15) days upon request by Landlord to the Bankruptcy Court, to assume or reject this Lease and Tenant on behalf of itself and any trustee agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease by Landlord with such Court. In such event, Tenant or any trustee for Tenant may only assume this Lease if (A) it cures or provides adequate assurance that the trustees will promptly cure any default hereunder, (B) compensates or provides adequate assurance that Tenant will promptly compensate Landlord for any actual pecuniary loss to Landlord resulting from Tenant's defaults, and (C) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants,

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and  provisions  of this Lease to be performed by Tenant.  In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease as set forth hereinabove shall include, without limitation, adequate assurance (1) of the source of rent provided for hereunder, and (2) the assumption of this Lease will not breach any provision hereunder. In the event of a filing of a petition under the Bankruptcy Code, Landlord shall have not obligation to provide Tenant with any services or utilities as herein required, unless Tenant shall have aid and be current in all payments of Operating Costs, utilities or other charges therefor.

                                   SECTION 11
                      TRANSFERS, ASSIGNMENT AND SUBLETTING

     11.1  Assignment  and  Subletting.     Tenant shall not, either voluntarily
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or  by  operation  of  law, sell, assign, hypothecate or otherwise transfer this
Lease, or sublet the Premises or any part thereof (all of the foregoing collectively referred to as a "Transfer"), except that Tenant may, without violating this Lease, do any of the following: (a) merge or consolidate with, or transfer all or substantially all of its assets to, another corporation incorporated in any state of the United States or the District of Columbia, provided that the resulting or transferee corporation shall have a net worth of not less than $10,000,000.00 and further provided that such corporation assumes all the obligations of Tenant hereunder, in which event Tenant shall be relieved of its obligations hereunder, or (b) sublease all or any part of the Premises to any other person(s) or entity(ies). Landlord and Tenant acknowledge and agree that the foregoing restriction on Transfers has been freely negotiated by the parties hereto and that Landlord would not have entered into this Lease without Tenant's consent to the terms of this Section 11.2. Any attempted Transfer in violation hereof shall be void ab initio and, except as otherwise provided herein, Tenant shall remain primarily liable on this Lease and shall not e released from performing any of the terms, covenants and conditions of this Lease. The acceptance by Landlord or payments of Rent or additional rent following any assignment or transfer prohibited by this Section shall not be deemed to be a consent by Landlord to any such assignment or other transfer, nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

                                   SECTION 12
                        SUCCESSION TO LANDLORD'S INTEREST

     12.1  Attornment.     Tenant shall attorn and be bound to any of Landlord's
           ----------
successors under all the terms, covenants and conditions of this Lease for the balance of the remaining term.

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     12.2  Subordination.     This Lease shall be subordinate to the lien of any
           -------------
mortgage or security deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against the Premises, any portion thereof, and to any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof. The aforesaid provisions shall be self-operative and no further instrument of subordination shall be required to evidence such subordination. Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such mortgage or mortgages as shall be desired by Landlord and any mortgages or proposed mortgages, and hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument or instruments within ten (10) days after written notice to do so. Provided, however, that the subordination described in this Section 12.2 shall be effective only in the event that the Mortgagee of lien holder shall have agreed in writing not to disturb the peaceful possession of the Premises by Tenant and to recognize the Tenant's rights under this lease so long as Tenant is not in default thereunder.

     12.3  Mortgagee's  Approval.     If  any mortgagee of the Premises requires
           ---------------------
any modification of the terms and provisions of this Lease as a condition to such financing as Landlord may desire, then Landlord shall have the right to cancel this Lease if Tenant fails or refuses to approve and execute such modification(s) within thirty (30) days after Landlord's request therefor, provided said request is made prior to the Commencement Date. Upon such cancellation by Landlord, this Lease shall be null and void and neither party shall have any liability either for damages or otherwise to the other by reason of such cancellation. In no event, however, shall Tenant be required to agree, and Landlord shall not have any right of cancellation for Tenant's refusal to agree, to any modification of the provisions of this Lease relating to: the amount of rent or other charges reserved herein; the size and/or location of the Premises; the duration and/or Commencement Date of the term; or the construction of the improvements to be made by Landlord to the Premises prior to delivery of possession.

                                   SECTION 13
                              SURRENDER OF PREMISES

     At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in the same condition as when tendered by Landlord, reasonable wear and tear and insured casualty excepted, subject to Section 6 hereof. Tenant shall promptly repair any damage to the Premises caused by the removal of any furniture, trade fixtures or other personal property placed in the Premises.

                                   SECTION 14
                                  MISCELLANEOUS

     14.1  Attorney's  Fees.     In  the  event  that  it  shall  be  reasonably
          -----------------
necessary for any party to engage attorneys for the enforcement of any of the terms of this lease the defaulting party shall pay to the non-defaulting party all costs reasonably incurred in connection therewith including reasonable attorneys fees.

     14.2  Late  Charges.     All  sums not paid when due shall bear interest at
          --------------
the highest legal rate not to exceed eighteen percent (18%) per annum calculated from said due date.

     14.3  Accord  and  Satisfaction.     No  payment  by  Tenant  or receipt by
           -------------------------
Landlord of a lesser amount than the charges herein stipulated shall be deemed to be other than on account of the earliest stipulated charges, nor shall any endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of any amounts due hereunder or to pursue any other remedy provided herein.

     14.4  Time  of  Essence.     TIME  IS  OF  THE  ESSENCE  OF  THIS  LEASE.
           -----------------

     14.5  Holding  Over.     Should  Tenant,  with  Landlord's written consent,
          --------------
hold over at the end of the term, Tenant shall become a Tenant at will and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay rent and other charges at the highest monthly rate provided for herein. If Tenant holds over at the end of the term without Landlord's written consent, Tenant shall pay Landlord as liquidated damages, a sum equal to twice the rent which would be paid under the prior sentence by Tenant to Landlord for all the time Tenant shall so retain possession of the Premises; provided that the exercise of Landlord's rights under this clause shall not be interpreted as a grant of permission to Tenant to continue in possession.

     14.6  Severability.     In  the  event  any  provision of this Lease to any
           ------------
extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and the Lease and its provisions shall be valid and enforceable to the full extent permitted by law.

     14.7  Brokers.     Tenant  indemnifies  Landlord  against  any  claims  for
           -------
brokerage  commissions  agreed  to  by  Tenant  in  connection  herewith.

     14.8  Waiver.     No  waiver  by  Landlord  of  any provision of this Lease
           ------
shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same provision. Landlord's consent to or approval of any act by Tenant shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act. No agreement by Landlord to accept Tenant's surrender of the Premises shall be valid unless written.

     14.9  Right  of  Entry.     Landlord shall have free access to the Premises
           ----------------
at all reasonable times to inspect same and to make such repairs, additions, improvements, changes or alterations to the Premises, as Landlord may reasonably elect to make. Tenant agrees that on and after ninety (90) days next preceding the expiration of the term hereof, Landlord or its agents shall have the right to show the Premises to potential tenants and to place notices offering the Premises for lease or sale or any part of the Premises.

     14.10  Successors  and  Assigns.     Except  as  otherwise provided herein,
            ------------------------
this lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

     14.11  Headings,  Captions  and  References.     The  section  captions
            ------------------------------------
contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The use of the terms "hereof", "hereunder" and "herein" shall refer to this Lease as a whole except where noted otherwise.

     14.12  Survival  of  Obligations.     The  provisions  of  this  Lease with
            -------------------------
respect to any obligation of Tenant or Landlord to pay any sum owing after the expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

     14.13  Landlord and Tenant Relationship.     Nothing herein contained shall
           ---------------------------------
be deemed or construed by the parties hereto, nor by any other party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto. No estate shall pass from Landlord to Tenant, and this Lease shall not be subject to levy and/or sale and, except as otherwise provided herein, shall not e by Tenant.

     14.14  Notices.     Any  notice required or permitted to be given hereunder
            -------
shall be in writing and may be given by personal delivery, by U. S. Certified Mail, postage prepaid, return receipt requested, addressed to Tenant at 233 N. Main St., Suite 200, Greenville, SC, and to Landlord at 233 N. Main St., Greenville, SC (or to such other address as is contained in a notice to the other Party), or by posting such notice to the Premises. Notices and demands shall be deemed to have been given (I) upon the date of the executed return receipt if sent by Certified Mail, provided that if delivery cannot be made or if any party shall refuse delivery, notices shall be deemed given when mailed, or (ii) upon delivery if personally delivered, and upon posting if posted to the Premises.

     14.15  Representations.     Tenant  acknowledges  that neither Landlord nor
            ---------------
Landlord's agents, employees or contractors have made any representations or promises with respect to the Premises, the Regime or this Lease except as expressly set forth herein.

     14.16  Jurisdictions.     The  laws  of  the  State of South Carolina shall
            -------------
govern  the interpretation, validity, performance and enforcement of this Lease.

     14.17  Entire  Agreement.     This  Lease  constitutes the entire agreement
            -----------------
between the parties hereto with respect to the subject matter hereof and no subsequent amendment of agreement shall be binding upon either party unless it is signed by each party. The submission of this Lease shall not constitute an offer to Lease by Landlord and this Lease shall not be binding unless and until it is signed by Landlord and Tenant.

     14.18  Special  Stipulations.     Insofar  as  the  following  Special
            ---------------------
Stipulations conflict with any of the foregoing provisions, the Special Stipulations shall apply and control.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease this day and year first above written.


                              LANDLORD:
                              --------

                              HAMMOND  SQUARE,  LTD.

-------------------------     -------------------------------
Witness                       By:



                              TENANT:
                              -------

                              DELTA WOODSIDE INDUSTRIES, INC.


-------------------------     -------------------------------
Witness                       By: